U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 7, 2008
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________

ITEM 5.02(d)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

(1)	On August 1, 2008, Mr. James L. Pavitt was appointed to our Board of Directors, effective August 1, 2008.

(2)	There is no arrangement or understanding between Mr. Pavitt and any other person pursuant to which he was selected as a director.

(3)	Mr. Pavitt has been appointed to the following committees of our Board of Directors: the Investor Relations Committee, the Security and Risk Assessment Committee, and the Strategic Assessment Committee.

(4)	There are no transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Pavitt was a participant.

(5)	There is no plan, contract or arrangement that was entered into or materially modified in connection with Mr. Pavitt's appointment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

Exhibit 99	Copy of the Registrant's press release dated August 7, 2008 is attached as Exhibit 99 to this current report on Form 8-K.
____________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:

Arnold D. Morse
Senior Vice President, Chief Legal Officer and Secretary